Exhibit 99.2

CHAMBERS STREET PROPERTIES

Supplemental Information | Second Quarter 2014 | 1

This supplemental information is available on our website at www.ChambersStreet.com. This data is furnished to supplement audited and unaudited regulatory filings of ours and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other of our documents of that are on file with or furnished to the SEC. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.
The following discussion related to our consolidated financial statements should be read in conjunction with the financial statements for the quarter ended June 30, 2014 included in the Form 10-Q to be filed on or about August 7, 2014.

Supplemental Information | Second Quarter 2014 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our common shares on the New York Stock Exchange under the ticker symbol "CSG."
As of June 30, 2014, we had ownership interests in 129 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 20 U.S. states, France, Germany and the United Kingdom. As of June 30, 2014, our portfolio encompassed 35.9 million net rentable square feet and was 95.9% leased.

Senior Management

Jack A. Cuneo President and Chief Executive Officer	Philip L. Kianka Executive Vice President and Chief Operating Officer	Martin A. Reid Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Christopher B. Allen Executive Vice President of Capital Markets and Finance	Hugh S. O'Beirne, Esq. Senior Vice President and General Counsel

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent DST Systems, Inc. 430 W 7th St. Ste 219345 Kansas City, MO 64105 (855) 450-0288

Investor Relations Stephen Swett ICR, LLC 761 Main Avenue Norwalk, CT 06851 (203) 682-8377 Stephen.Swett@icrinc.com	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Gallen.com (925) 930-9848

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Equity Research Coverage

Capital One Securities, Inc. Chris Lucas (571) 633-8151	JMP Securities Mitch Germain (212) 906-3546	Ladenburg Thalmann & Co. Daniel Donlan (212) 409-2056

Oppenheimer & Co. Steve Manaker (212) 667-5950	SunTrust Robinson Humphrey, Inc. Ki Bin Kim, CFA (212) 303-4124	Wells Fargo Securities, LLC Todd Stender (562) 637-1371

Supplemental Information | Second Quarter 2014 | 3

CHAMBERS STREET PROPERTIES
Quarterly Highlights
Earnings

•	FFO: $0.17 per diluted share, or $40.4 million, unchanged per diluted share compared to Q1 2014 and an increase of $0.04 per diluted share compared to Q2 2013.

•	Core FFO: $0.17 per diluted share, or $40.5 million, unchanged per diluted share compared to Q1 2014 and an increase of $0.01 per diluted share compared to Q2 2013.

•	AFFO: $0.16 per diluted share, or $38.1 million, unchanged per diluted share compared to Q1 2014 and an increase of $0.02 per diluted share compared to Q2 2013.
Operating

•	Percentage Leased: 95.9% as of June 30, 2014.

•	Leasing: Leased 677,651 rentable square feet comprised of 205,509 rentable square feet of renewals and 472,142 rentable square feet of new leases.

•	Building Expansion: Delivered for occupancy an expansion at an unconsolidated property near Lille, France of approximately 126,000 rentable square feet.

Supplemental Information | Second Quarter 2014 | 4

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ in Thousands, Except Share Data)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Portfolio Statistics:
Number of Consolidated Properties	100	100	99	101	99
Number of Unconsolidated Properties (1)	29	29	30	30	30
Total Properties	129	129	129	131	129
Total Net Rentable Square Feet (1)	35,911,525	35,785,092	35,267,652	34,539,220	34,153,941
Approximate Acquisition Cost (2)	$3,359,950	$3,353,599	$3,335,719	$3,344,414	$3,286,756
Percentage Leased (3)	95.9%	96.1%	96.5%	96.0%	95.5%
Balance Sheet Items:
Total Assets (2)	$3,132,338	$3,153,676	$3,213,687	$3,201,727	$3,177,835
Total Debt (2)	$1,577,833	$1,583,164	$1,607,974	$1,556,463	$1,500,479
Total Shareholders' Equity	$1,429,379	$1,456,976	$1,484,650	$1,499,169	$1,528,602

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Income Items:
Total Revenues (2)	$85,562	$86,017	$172,272	$159,411
Net Operating Income - GAAP Basis (2)(4)	$62,439	$61,488	$124,732	$115,516
Net Operating Income - Cash Basis (2)(4)	$62,758	$58,655	$125,692	$110,651
Net Income (Loss)	$5,153	$(3,640)	$8,472	$78,450
Adjusted EBITDA (2)(5)	$56,579	$44,108	$111,738	$95,345
Funds from Operations (FFO) (6)	$40,401	$31,426	$79,622	$70,680
Core Funds from Operations (Core FFO) (6)	$40,465	$39,372	$80,020	$78,886
Adjusted Funds from Operations (AFFO) (6)	$38,066	$33,864	$77,160	$70,584
Dividends Declared	$29,862	$35,486	$59,682	$72,758
Per Share Data
FFO per Share	$0.17	$0.13	$0.34	$0.28
Core FFO per Share	$0.17	$0.16	$0.34	$0.32
AFFO per Share	$0.16	$0.14	$0.33	$0.28
Dividends per Share	$0.126	$0.15	$0.252	$0.30
Weighted Average Common Shares Outstanding – Basic & Diluted	237,000,613	248,224,851	236,793,334	248,350,481
Dividend Payout Ratios:
FFO (5)	73.9%	112.9%	75.0%	102.9%
Core FFO (5)	73.8%	90.1%	74.6%	92.2%
AFFO (5)	78.4%	104.8%	77.3%	103.1%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes continuing and discontinued operations and pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 36 for a reconciliation of Net Income (Loss) to Consolidated Net Operating Income.

(5)	Refer to page 37 for a reconciliation of Net Income (Loss) to Adjusted EBITDA.

(6)	Refer to page 8 for a reconciliation of GAAP Net Income (Loss) to FFO, Core FFO and AFFO.

Supplemental Information | Second Quarter 2014 | 5

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ in Thousands, Except Share Data)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ASSETS
Investments in Real Estate:
Land	$646,513	$645,592	$639,382	$649,341	$623,368
Land Available for Expansion	25,752	25,752	24,631	24,631	23,966
Buildings and Improvements	1,630,531	1,625,610	1,606,209	1,621,725	1,594,027
	2,302,796	2,296,954	2,270,222	2,295,697	2,241,361
Less: Accumulated Depreciation and Amortization	(230,804)	(213,156)	(195,778)	(180,284)	(162,401)
Net Investments in Real Estate	2,071,992	2,083,798	2,074,444	2,115,413	2,078,960
Investments in Unconsolidated Entities	486,452	497,851	514,802	464,769	361,004
Cash and Cash Equivalents	55,588	44,565	83,007	62,250	87,861
Restricted Cash	12,793	12,216	15,236	15,247	15,655
Tenant and Other Receivables, Net	12,253	11,689	10,394	10,653	9,830
Deferred Rent	38,068	36,794	35,499	33,082	29,715
Deferred Leasing Costs and Intangible Assets, Net	230,899	242,368	248,872	259,733	266,432
Deferred Financing Costs, Net	10,318	10,931	11,585	11,455	8,837
Prepaid Expenses and Other Assets	10,299	12,100	16,757	18,555	11,454
Total Assets	$2,928,662	$2,952,312	$3,010,596	$2,991,157	$2,869,748
LIABILITIES, NON-CONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$652,166	$656,520	$681,200	$694,679	$698,550
Unsecured Term Loan Facilities	570,000	570,000	570,000	570,000	250,000
Unsecured Revolving Credit Facility	170,044	170,044	170,044	100,000	260,044
Accounts Payable, Accrued Expenses and Other Liabilities	56,734	45,892	50,053	53,767	46,304
Intangible Liabilities, Net	25,994	27,024	28,070	29,229	35,063
Prepaid Rent and Security Deposits	14,392	15,902	16,648	14,551	13,035
Distributions Payable	9,953	9,954	9,931	29,562	35,486
Total Liabilities	1,499,283	1,495,336	1,525,946	1,491,788	1,338,482
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTERESTS
Operating Partnership Units	—	—	—	—	2,464
Class B Interest	—	—	—	200	200
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,361	2,360	2,359	2,359	2,365
Additional Paid-in-Capital	2,068,683	2,067,772	2,067,008	2,066,492	2,072,930
Accumulated Deficit	(640,523)	(615,814)	(589,313)	(563,555)	(534,849)
Accumulated Other Comprehensive (Loss) Income	(1,142)	2,658	4,596	(6,127)	(11,844)
Total Shareholders’ Equity	1,429,379	1,456,976	1,484,650	1,499,169	1,528,602
Total Liabilities, Non–Controlling Interests and Shareholders’ Equity	$2,928,662	$2,952,312	$3,010,596	$2,991,157	$2,869,748

Supplemental Information | Second Quarter 2014 | 6

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
REVENUES
Rental	$52,033	$50,620	$103,909	$94,171
Tenant Reimbursements	14,595	15,936	29,815	25,817
Other Property Income	—	—	1,069	—
Total Revenues	66,628	66,556	134,793	119,988
EXPENSES
Property Operating	8,392	7,846	17,945	14,002
Real Estate Taxes	10,465	11,269	20,266	18,704
General and Administrative	5,953	7,234	12,817	12,194
Investment Management Fee	—	(11)	—	489
Acquisition-Related	—	162	290	2,003
Depreciation and Amortization	27,126	26,571	54,364	48,367
Transition and Listing	—	11,199	—	11,234
Total Expenses	51,936	64,270	105,682	106,993
OTHER EXPENSES AND INCOME
Interest and Other Income	151	280	318	487
Interest Expense	(13,907)	(10,367)	(27,968)	(19,554)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(14)	1,679	12	419
(Loss) Gain on Conversion of Equity Interest to Controlling Interest	—	(32)	—	77,203
Total Other (Expenses) Income	(13,770)	(8,440)	(27,638)	58,555
Income (Loss) Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	922	(6,154)	1,473	71,550
Provision For Income Taxes	(381)	(151)	(439)	(220)
Equity in Income of Unconsolidated Entities	4,612	2,575	7,438	6,939
INCOME (LOSS) FROM CONTINUING OPERATIONS	5,153	(3,730)	8,472	78,269
DISCONTINUED OPERATIONS
Income from Discontinued Operations	—	90	—	181
TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	90	—	181
NET INCOME (LOSS)	5,153	(3,640)	8,472	78,450
Net Loss (Income) Attributable to Non-Controlling Operating Partnership Units	—	4	—	(79)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$5,153	$(3,636)	$8,472	$78,371
Basic and Diluted Net Income (Loss) Per Share from Continuing Operations Attributable to Common Shareholders	$0.02	$(0.02)	$0.03	$0.31
Basic and Diluted Net Income (Loss) Per Share Attributable to Common Shareholders	$0.02	$(0.02)	$0.03	$0.31
Weighted Average Common Shares Outstanding-Basic and Diluted	237,000,613	248,224,851	236,793,334	248,350,481

Supplemental Information | Second Quarter 2014 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income (Loss) to FFO, Core FFO and AFFO
For the Three and Six Months Ended June 30, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net Income (Loss)	$5,153	$(3,640)	$8,472	$78,450
Real Estate Depreciation and Amortization	27,010	26,770	54,141	48,774
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	8,238	8,396	17,009	18,546
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	32	—	(77,203)
Pro Rata Share of Realized (Gain) Loss on Investment in CBRE Strategic Partners Asia	—	(132)	—	2,113
Funds from Operations	40,401	31,426	79,622	70,680
Acquisition-Related Expenses	—	162	290	2,003
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	14	(2,383)	(12)	(1,466)
Transition and Listing Expenses	—	11,199	—	11,234
Pro Rata Share of Unrealized Loss (Gain) on Investment in CBRE Strategic Partners Asia	50	(1,032)	120	(3,565)
Core Funds from Operations	40,465	39,372	80,020	78,886
Amortization of Non-Cash Interest Expense	(244)	(436)	(348)	(367)
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	119	149	238	339
Amortization of Above and Below Market Leases	1,401	1,699	2,883	3,072
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(54)	(111)	(108)	(24)
Amortization of Deferred Revenue Related to Tenant Improvements	(199)	(633)	(475)	(633)
Share Based Compensation	912	553	1,924	993
Straight-Line Rent Adjustments, Net	(1,253)	(2,621)	(2,545)	(4,531)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	225	(1,800)	730	(3,382)
Recurring Capital Expenditures	(3,066)	(1,615)	(4,917)	(2,238)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(240)	(693)	(242)	(1,531)
Adjusted Funds from Operations	$38,066	$33,864	$77,160	$70,584
Amounts Per Share (Basic and Diluted):
Net Income (Loss) Attributable to Common Shareholders	$0.02	$(0.02)	$0.03	$0.31
Funds from Operations	$0.17	$0.13	$0.34	$0.28
Core Funds from Operations	$0.17	$0.16	$0.34	$0.32
Adjusted Funds from Operations	$0.16	$0.14	$0.33	$0.28
Weighted Average Common Shares Outstanding - Basic & Diluted	237,000,613	248,224,851	236,793,334	248,350,481

Supplemental Information | Second Quarter 2014 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of June 30, 2014
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	10	—	—
Total Number of Properties	17	9	3
Percent Leased	99.0%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,966	542
Office	1,202	—	—
Total Square Feet	7,322	4,966	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$382,693	$344,087	$45,499
Other Assets	43,444	31,109	2,610
Total Assets	$426,137	$375,196	$48,109
Secured Notes Payable	$79,051	$152,978	$—
Other Liabilities	8,029	13,474	1,646
Equity	339,057	208,744	46,463
Total Liabilities and Equity	$426,137	$375,196	$48,109

Income Statement Information (1)

	Duke JV		European JV		UK JV		Afton Ridge (2)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,		June 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Total Revenue	$14,693	$16,552	$7,783	$4,537	$1,193	$1,090	$—	$1,292
Operating Expenses	4,293	5,343	863	745	178	144	—	346
Net Operating Income	10,400	11,209	6,920	3,792	1,015	946	—	946
Depreciation and Amortization	6,683	7,721	3,087	1,814	528	483	—	425
Interest	1,035	3,520	1,165	552	—	—	—	376
Net Income (Loss)	2,682	(32)	2,668	1,426	487	463	—	145
Company's Share in Net Income (Loss)	2,146	(26)	2,134	1,141	390	370	—	131
Adjustments for REIT Basis	(30)	(38)	—	—	—	—	—	(5)
Company's Equity in Net Income (Loss)	$2,116	$(64)	$2,134	$1,141	$390	$370	$—	$126
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, and UK JV.

(2)	Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Second Quarter 2014 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of June 30, 2014 and December 31, 2013
(In Thousands)

	June 30, 2014			December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Assets
Real Estate Net	$2,071,992	$617,823	$2,689,815	$2,074,444	$633,954	$2,708,398
Other Assets	370,218	62,770	432,988	421,350	74,263	495,613
Investments in Unconsolidated Entities	486,452	(476,917)	9,535	514,802	(505,126)	9,676
Total Assets	$2,928,662	$203,676	$3,132,338	$3,010,596	$203,091	$3,213,687
Liabilities and Equity
Total Debt	$1,392,210	$185,623	$1,577,833	$1,421,244	$186,730	$1,607,974
Other Liabilities	107,073	18,053	125,126	104,702	16,361	121,063
Total Liabilities	1,499,283	203,676	1,702,959	1,525,946	203,091	1,729,037
Shareholders’ Equity	1,429,379	—	1,429,379	1,484,650	—	1,484,650
Total Liabilities and Equity	$2,928,662	$203,676	$3,132,338	$3,010,596	$203,091	$3,213,687
__________

(1)	Includes Duke JV, European JV, and UK JV.

(2)	Includes Duke JV, European JV, UK JV and Afton Ridge. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Second Quarter 2014 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three and Six Months Ended June 30, 2014 and 2013 (unaudited)
(In Thousands)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$66,628	$18,934	$85,562	$67,110	$18,907	$86,017
Total Operating Expenses	18,857	4,266	23,123	19,233	5,296	24,529
Net Operating Income - GAAP Basis	47,771	14,668	62,439	47,877	13,611	61,488
Straight-line Rent Adjustment, Net	(1,253)	225	(1,028)	(2,621)	(1,800)	(4,421)
Above/Below Market Lease Amortization, Net	1,401	(54)	1,347	1,699	(111)	1,588
Net Operating Income - Cash Basis	$47,919	$14,839	$62,758	$46,955	$11,700	$58,655
Interest Expense	$13,907	$1,760	$15,667	$10,482	$3,596	$14,078
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$134,793	$37,479	$172,272	$121,062	$38,349	$159,411
Total Operating Expenses	38,211	9,329	47,540	32,900	10,995	43,895
Net Operating Income - GAAP Basis	96,582	28,150	124,732	88,162	27,354	115,516
Straight-line Rent Adjustment, Net	(2,545)	730	(1,815)	(4,531)	(3,382)	(7,913)
Above/Below Market Lease Amortization, Net	2,883	(108)	2,775	3,072	(24)	3,048
Net Operating Income - Cash Basis	$96,920	$28,772	$125,692	$86,703	$23,948	$110,651
Interest Expense	$27,968	$3,498	$31,466	$19,786	$7,192	$26,978
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Second Quarter 2014 | 11

CHAMBERS STREET PROPERTIES
Same Property Statistics
As of June 30, 2014
($ in Thousands)

			Six Months Ended
			June 30,
			2014	2013
Total Portfolio Square Footage at Quarter End			35,911,525	34,153,941
Number of Properties at Quarter End			129	129
Same Property Portfolio Square Footage (1)(2)			33,171,419	33,169,762
Same Property Portfolio Number of Buildings (1)(2)			123	123
Percentage of Total Quarter Ending Square Footage			92.4%	97.1%
Same Property Portfolio % Leased at Quarter End			95.6%	95.8%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Total Revenues	$78,275	$79,216	$157,623	$156,753
Total Operating Expenses	21,374	22,147	44,071	43,495
Net Operating Income - GAAP Basis	$56,901	$57,069	$113,552	$113,258
Less: Straight-Line Rent Revenue	(777)	(3,977)	(1,248)	(7,434)
Add: Above/Below Market Lease Revenue	1,205	1,616	2,501	3,131
Net Operating Income - Cash Basis	$57,329	$54,708	$114,805	$108,955
Same Property Portfolio Weighted Average % Leased	95.4%	96.0%	95.5%	96.8%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of June 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share. Square footage and number of buildings are at 100%.

Supplemental Information | Second Quarter 2014 | 12

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of June 30, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	June 30, 2014	June 30, 2013			June 30, 2014	June 30, 2013
Rental Revenue	$38,580	$38,267			$22,259	$21,995
Tenant Reimbursement	10,925	11,033			5,427	6,949
Total Revenue	49,505	49,300	$205	0.4%	27,686	28,944	$(1,258)	(4.3)%
Operating Expenses	8,060	7,657			2,051	2,076
Real Estate Taxes	6,980	6,633			4,203	5,732
Total Expenses	15,040	14,290	750	5.2%	6,254	7,808	(1,554)	(19.9)%
Net Operating Income - GAAP Basis	$34,465	$35,010	$(545)	(1.6)%	$21,432	$21,136	$296	1.4%
Rental Revenue - GAAP Basis	$49,505	$49,300			$27,686	$28,944
Add Straight-Line Rent Revenue	(888)	(1,755)			111	(2,222)
Add Above/Below Lease Revenue	977	885			228	731
GAAP Adjustment - European Properties	—	—			(596)	—
Rental Revenue - Cash Basis	49,594	48,430	1,164	2.4%	27,429	27,453	(24)	(0.1)%
Less: Total Expenses	15,040	14,290			6,254	7,808
Net Operating Income - Cash Basis	$34,554	$34,140	$414	1.2%	$21,175	$19,645	$1,530	7.8%
	Retail				Total Same Properties (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	June 30, 2014	June 30, 2013			June 30, 2014	June 30, 2013
Rental Revenue	$1,038	$940			$61,877	$61,202
Tenant Reimbursement	46	32			16,398	18,014
Total Revenue	1,084	972	$112	11.5%	78,275	79,216	$(941)	(1.2)%
Operating Expenses	80	49			10,191	9,782
Real Estate Taxes	—	—			11,183	12,365
Total Expenses	80	49	31	63.3%	21,374	22,147	(773)	(3.5)%
Net Operating Income - GAAP Basis	$1,004	$923	$81	8.8%	$56,901	$57,069	$(168)	(0.3)%
Rental Revenue - GAAP Basis	$1,084	$972			$78,275	$79,216
Add Straight-Line Rent Revenue	—	—			(777)	(3,977)
Add Above/Below Lease Revenue	—	—			1,205	1,616
GAAP Adjustment - European Properties	—	—			(596)	—
Rental Revenue - Cash Basis	1,084	972	112	11.5%	78,107	76,855	1,252	1.6%
Less: Total Expenses	80	49			21,374	22,147
Net Operating Income - Cash Basis	$1,004	$923	$81	8.8%	$56,733	$54,708	$2,025	3.7%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned as of January 1, 2013 and still owned as of June 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Second Quarter 2014 | 13

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of June 30, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Six Months Ended		$ Change	% Change	Six Months Ended		$ Change	% Change
	June 30, 2014	June 30, 2013			June 30, 2014	June 30, 2013
Rental Revenue	$76,321	$76,812			$44,574	$44,643
Tenant Reimbursement	22,995	21,194			10,740	12,121
Other Property Income	855	—			—	—
Total Revenue	100,171	98,006	$2,165	2.2%	55,314	56,764	$(1,450)	(2.6)%
Operating Expenses	17,095	16,346			4,896	4,659
Real Estate Taxes	13,736	13,166			8,204	9,237
Total Expenses	30,831	29,512	1,319	4.5%	13,100	13,896	(796)	(5.7)%
Net Operating Income - GAAP Basis	$69,340	$68,494	$846	1.2%	$42,214	$42,868	$(654)	(1.5)%
Rental Revenue - GAAP Basis	$100,171	$98,006			$55,314	$56,764
Add Straight-Line Rent Revenue	(1,202)	(3,453)			(46)	(3,981)
Add Above/Below Lease Revenue	2,042	1,798			459	1,333
GAAP Adjustment - European Properties	—	—			(713)	(98)
Rental Revenue - Cash Basis	101,011	96,351	4,660	4.8%	55,014	54,018	996	1.8%
Less: Total Expenses	30,831	29,512			13,100	13,896
Net Operating Income - Cash Basis	$70,180	$66,839	$3,341	5.0%	$41,914	$40,122	$1,792	4.5%
	Retail				Total Same Properties (1)(2)
	Six Months Ended		$ Change	% Change	Six Months Ended		$ Change	% Change
	June 30, 2014	June 30, 2013			June 30, 2014	June 30, 2013
Rental Revenue	$2,069	$1,918			$122,964	$123,373
Tenant Reimbursement	69	65			33,804	33,380
Other Property Income	—	—			855	—
Total Revenue	2,138	1,983	$155	7.8%	157,623	156,753	$870	0.6%
Operating Expenses	140	87			22,131	21,092
Real Estate Taxes	—	—			21,940	22,403
Total Expenses	140	87	53	60.9%	44,071	43,495	576	1.3%
Net Operating Income - GAAP Basis	$1,998	$1,896	$102	5.4%	$113,552	$113,258	$294	0.3%
Rental Revenue - GAAP Basis	$2,138	$1,983			$157,623	$156,753
Add Straight-Line Rent Revenue	—	—			(1,248)	(7,434)
Add Above/Below Lease Revenue	—	—			2,501	3,131
GAAP Adjustment - European Properties	—	—			(713)	(98)
Rental Revenue - Cash Basis	2,138	1,983	155	7.8%	158,163	152,352	5,811	3.8%
Less: Total Expenses	140	87			44,071	43,495
Net Operating Income - Cash Basis	$1,998	$1,896	$102	5.4%	$114,092	$108,857	$5,235	4.8%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of June 30, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Second Quarter 2014 | 14

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of June 30, 2014
($ in Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Industrial
Triple Net Single-Tenant	44	13,492,419	25.4%	18	11,184,416	70.2%	62	24,676,835	35.9%
Multi-Tenant	8	1,454,634	2.4%	1	442,816	3.1%	9	1,897,450	2.5%
Other Single-Tenant	2	432,543	0.3%	—	—	—%	2	432,543	0.2%
Total Industrial	54	15,379,596	28.1%	19	11,627,232	73.3%	73	27,006,828	38.6%
Office
Triple Net Single-Tenant	31	5,208,793	50.0%	2	277,325	6.6%	33	5,486,118	39.8%
Multi-Tenant	8	1,661,947	11.6%	7	828,030	17.2%	15	2,489,977	13.0%
Other Single-Tenant	6	688,027	8.1%	1	96,175	3.0%	7	784,202	6.9%
Total Office	45	7,558,767	69.7%	10	1,201,530	26.8%	55	8,760,297	59.7%
Retail
Multi-Tenant	1	144,400	2.1%	—	—	—%	1	144,400	1.6%
All Properties
Triple Net Single-Tenant	75	18,701,212	75.5%	20	11,461,741	76.7%	95	30,162,953	75.8%
Multi-Tenant	17	3,260,981	16.1%	8	1,270,846	20.3%	25	4,531,827	17.1%
Other Single-Tenant	8	1,120,570	8.4%	1	96,175	3.0%	9	1,216,745	7.1%
Total Properties	100	23,082,763	100.0%	29	12,828,762	100.0%	129	35,911,525	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and NOI percentage is at our pro rata share of effective ownership.

Supplemental Information | Second Quarter 2014 | 15

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of June 30, 2014
($ in Thousands)

Tenant Credit Ratings

	Annualized Base Rent (1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants (2)	$147,911	54.6%
Non-Investment Grade Rated Tenants (3)	24,753	9.1
Unrated	98,310	36.3
	$270,974	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet (1)	% of Total Net Rentable Square Feet	Annualized Base Rent (1)	% of Total Annualized Base Rent
Fixed Rental Increases (2)	26,949	79.0%	$219,114	81.0%
Indexed Rent Increases (3)	6,321	18.0%	42,848	16.0%
Constant Rent	1,166	3.0%	9,012	3.0%
All Leases	34,436	100.0%	$270,974	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rent increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | Second Quarter 2014 | 16

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of June 30, 2014
($ in Thousands)

Wholly-Owned Property Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place	Straight Line
445 Airtech Parkway	Indianapolis	IN	1/2/2014	$30,200	622,440	6.3%	6.7%

Disposition of Properties through Joint Ventures

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage
One Conway Park	Chicago	IL	1/16/2014	$10,480	105,000	80.0%

Supplemental Information | Second Quarter 2014 | 17

CHAMBERS STREET PROPERTIES
Our Properties
As of June 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Industrial
Consolidated Industrial
300 Constitution Drive (2)(3)	Boston, MA	11/3/2004	1998	330,000	—%	$19,805
505 Century Parkway (2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	6,095
631 International Parkway (2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothy (2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1 (2)	Spartanburg, SC	8/30/2007	1960	207,038	100.0%	2,690
Community Cash Complex 2 (2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3 (2)	Spartanburg, SC	8/30/2007	1981	116,413	34.0%	1,701
Community Cash Complex 4 (2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5 (2)	Spartanburg, SC	8/30/2007	1984	53,033	—%	824
Fairforest Building 1 (2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2 (2)(3)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3 (2)(3)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4 (2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5 (3)	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6 (3)	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7 (2)(3)	Spartanburg, SC	8/30/2007	2006	101,459	84.0%	5,626
Greenville/Spartanburg Industrial Park (2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1 (2)	Spartanburg, SC	8/30/2007	1995	150,000	13.0%	5,388
Highway 290 Commerce Park Building 5 (2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7 (2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1 (2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park (2)(3)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I (3)	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II (3)	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	100.0%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	—%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III (2)(3)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV (3)	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building (3)	Charleston, SC	8/30/2007	2003	101,055	100.0%	5,474
Orchard Business Park 2 (2)	Spartanburg, SC	8/30/2007	1993	17,500	—%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2 (2)(3)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6 (2)(3)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III (2)(3)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane (2)	Minneapolis, MN	6/29/2009	1999	335,400	100.0%	15,340
140 Depot Street (2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center (2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300
1985 International Way	Cincinnati, OH	10/27/2010	1998	189,400	—%	14,800

Supplemental Information | Second Quarter 2014 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of June 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

3660 Deerpark Boulevard	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300
Tolleson Commerce Park II	Phoenix, AZ	10/27/2010	1999	217,422	100.0%	9,200
Millers Ferry Road (2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center (2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road (2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I (2)(3)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside (2)(3)	Baltimore, MD	11/30/2012	1991	800,797	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A (2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	64,883
1200 Woods Chapel Road (2)(3)	Spartanburg, SC	8/8/2013	2008	156,800	100.0%	10,750
445 Airtech Parkway (2)(3)	Indianapolis, IN	1/2/2014	2013	622,440	100.0%	30,200
Total Consolidated Industrial (4)			2004	15,379,596	92.5%	$833,489
Unconsolidated Industrial
Buckeye Logistics Center (2)(6)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
12200 President's Court (2)(6)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd. (2)(6)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
Allpoints at Anson Bldg. 1 (2)(6)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
125 Enterprise Parkway (2)(6)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1 (2)(6)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX (6)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park (2)(7)	South Normanton, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills (2)(7)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren (2)(8)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg (2)(8)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach (2)(8)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I (8)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II (8)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D (2)(7)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center (8)	Rhine-Ruhr, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Bodenheim Logistikzentrum (8)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Hansalinie Distribution Center (8)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Lille-Douai Distribution Center (8)	Lille, France	12/17/2013	2013	970,765	100.0%	62,746
Total Unconsolidated Industrial (4)(5)			2009	11,627,232	100.0%	$556,756
Total Industrial(4)			2006	27,006,828	95.7%	$1,390,245
Office
Consolidated Office
REMEC Corporate Campus 1 (2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2 (2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3 (2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4 (2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
Deerfield Commons (3)	Atlanta, GA	6/21/2005	2000	121,969	98.0%	21,834
602 Central Boulevard (2)(3)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847

Supplemental Information | Second Quarter 2014 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of June 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Lakeside Office Center	Dallas, TX	3/5/2008	2006	98,750	98.0%	17,994
Thames Valley Five (2)	Reading, UK	3/20/2008	1998	40,468	100.0%	29,572
Enclave on the Lake (2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827
Avion III (2)	Washington, DC Metro	11/18/2008	2002	71,507	100.0%	21,111
Avion IV (2)	Washington, DC Metro	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077Comcast Place (2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
12650 Ingenuity Drive	Orlando, FL	8/5/2009	1999	124,500	100.0%	25,350
Crest Ridge Corporate Center I (2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr (2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court (2)(3)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
225 Summit Ave (2)(3)	Northern NJ	6/21/2010	1966	142,500	100.0%	40,600
One Wayside Road	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park (2)(3)	Washington, DC Metro	11/15/2010	2002	696,387	96.0%	144,500
100 Kimball Drive (2)	Northern NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro	4/11/2011	1999	419,868	65.0%	155,000
Sky Harbor Operations Center (2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive (2)(3)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion (2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd. (2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
1400 Perimeter Park Drive	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
22535 Colonial Pkwy	Houston, TX	3/1/2013	2009	89,750	100.0%	17,673
3900 North Paramount Parkway	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
Atrium I	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Celebration Office Center III	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
Easton III	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
McAuley Place	Cincinnati, OH	3/1/2013	2001	190,096	100.0%	32,309
Miramar I (3)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
Norman Pointe I	Minneapolis, MN	3/1/2013	2000	212,722	79.0%	36,232
Norman Pointe II	Minneapolis, MN	3/1/2013	2007	324,296	97.0%	46,113
Northpoint III	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
Point West I	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
The Landings I	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II	Cincinnati, OH	3/1/2013	2007	175,076	94.0%	23,977
Carpenter Corporate Center I & II (2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office (4)			2000	7,558,767	96.7%	$1,738,165
Unconsolidated Office
Aspen Corporate Center 500 (2)(6)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
Regency Creek I (6)	Raleigh, NC	12/21/2010	2008	122,087	100.0%	18,000
Sam Houston Crossing I (6)	Houston, TX	12/21/2010	2007	159,175	100.0%	20,400

Supplemental Information | Second Quarter 2014 | 20

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of June 30, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

One Easton Oval (2)(6)	Columbus, OH	3/24/2011	1997	125,031	93.0%	9,529
Two Easton Oval (2)(6)	Columbus, OH	3/24/2011	1995	128,674	61.0%	10,195
West Lake at Conway	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
Weston Pointe I (6)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	98.0%	15,507
Weston Pointe II (6)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	93.0%	18,701
Weston Pointe III (6)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	100.0%	18,867
Weston Pointe IV (6)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office (4)(5)			2004	1,201,530	94.3%	$177,800
Total Office (4)			2001	8,760,297	96.4%	$1,915,965
Retail
Consolidated Retail
Maskew Retail Park	Peterborough, UK	10/23/2008	2007	144,400	100.0%	53,740
Total Consolidated Retail (4)			2007	144,400	100.0%	$53,740
Total Retail (4)			2007	144,400	100.0%	$53,740
Total Properties (4)			2003	35,911,525	95.9%	$3,359,950
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(5)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(6)	This property is held through the Duke JV.

(7)	This property is held through the UK JV.

(8)	This property is held through the European JV.

Supplemental Information | Second Quarter 2014 | 21

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of June 30, 2014
($ in Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost
Domestic
New Jersey	6	1,466,316	$506,760	—	—	$—	6	1,466,316	$506,760
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480
Texas	10	2,502,585	233,802	2	981,725	46,090	12	3,484,310	279,892
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921
Virgina	3	839,398	186,723	—	—	—	3	839,398	186,723
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380
California	7	687,936	146,917	—	—	—	7	687,936	146,917
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604
North Carolina	8	1,625,366	111,884	1	122,087	18,000	9	1,747,453	129,884
Illinois	3	1,634,611	107,420	1	98,304	14,060	4	1,732,915	121,480
Indiana	1	622,440	30,200	2	2,236,993	84,112	3	2,859,433	114,312
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280
Maryland	2	1,472,797	92,379	—	—	—	2	1,472,797	92,379
Pennsylvania	1	299,809	82,224	—	—	—	1	299,809	82,224
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500
Georgia	1	121,969	21,834	—	—	—	1	121,969	21,834
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800
Total Domestic	97	22,847,393	2,518,235	17	7,321,246	415,633	114	30,168,639	2,933,868

International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009
United Kingdom	3	235,370	107,159	3	541,532	36,168	6	776,902	143,327
France	—	—	—	1	970,765	62,746	1	970,765	62,746
Total International	3	235,370	107,159	12	5,507,516	318,923	15	5,742,886	426,082
Total	100	23,082,763	$2,625,394	29	12,828,762	$734,556	129	35,911,525	$3,359,950
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | Second Quarter 2014 | 22

CHAMBERS STREET PROPERTIES
Significant Tenants
As of June 30, 2014 (unaudited)
($ in Thousands)

			Credit Rating (1)		Consolidated & Unconsolidated Properties (2)
	Major Tenants (3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent

1	Amazon.com	Internet Retail	AA-	Baa1	5,925,067	$26,537
2	Barclay's Capital	Financial Services	A	A2	409,272	12,278
3	General Services Admin	Government	AA+	Aa1	449,568	10,515
4	Raytheon Company	Defense and Aerospace	A-	A3	666,290	10,300
5	Lord Abbett & Co.	Financial Services	—	—	174,989	6,125
6	JP Morgan Chase	Financial Services	A	A3	396,179	6,093
7	Nuance Communications, Inc.	Software	BB-	Ba3	200,605	5,842
8	Endo Health Solutions Inc.	Pharmaceutical and Healthcare Related	—	—	299,809	5,717
9	Eisai, Inc.	Pharmaceutical and Healthcare Related	—	—	208,911	5,189
10	Comcast of California	Telecommunications	A-	A3	219,631	5,073
11	PPD Development LP	Pharmaceutical and Healthcare Related	B	B3	251,475	4,893
12	Deloitte LLP	Professional Services	—	—	175,000	4,740
13	The Coleman Company, Inc.	Consumer Products	BB	Ba3	1,107,000	4,683
14	Barr Laboratories, LLC	Pharmaceutical and Healthcare Related	A-	A3	142,500	4,489
15	Clorox International Co	Consumer Products	BBB+	Baa1	1,350,000	4,396
16	Unilever	Consumer Products	A+	A1	1,594,760	4,250
17	Nationwide Mutual Insurance Co	Insurance	A+	A1	315,102	3,808
18	Humana	Insurance	BBB+	Baa3	226,822	3,592
19	ConAgra Foods Packaged Foods, LLC	Food Service and Retail	BBB-	Baa2	741,860	3,422
20	NDB Capital Markets Corporation	Financial Services	—	—	97,138	3,400
21	Whirlpool Corporation	Consumer Products	BBB	Baa2	1,020,000	3,365
22	Carl Zeiss Meditec	Pharmaceutical and Healthcare Related	—	—	201,620	3,337
23	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	3,256
24	NCS Pearson, Inc.	Education	BBB+	Baa1	167,218	3,196
25	Noxell Corporation	Consumer Products	—	—	800,797	3,088
26	SBM Atlantia, Inc.	Petroleum and Mining	—	—	171,091	3,080
27	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,037
28	Kellogg Sale Company	Consumer Products	BBB+	Baa2	1,142,400	3,033
29	Royal Caribbean Cruises Ltd	Travel/Leisure	BB	Ba1	128,540	2,893
30	B & Q	Home Furnishings/Home Improvement	—	—	104,400	2,858
31	Time Warner Cable Inc.	Telecommunications	BBB	Baa2	134,000	2,814
32	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba2	477,263	2,765
33	American Home Mortgage	Financial Services	—	—	182,700	2,713
34	REMEC DEFENSE & SPACE	Defense and Aerospace	—	—	132,685	2,656
35	Dr Pepper / Seven up, Inc.	Food Service and Retail	BBB+	Baa1	601,500	2,611
36	Citicorp North America, Inc.	Financial Services	A-	Baa2	175,695	2,574
37	Disney Vacation Development	Travel/Leisure	A	A2	100,924	2,533
38	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	A1	124,671	2,520
39	Syngenta Seeds Inc	Agriculture	A+	A2	116,338	2,472
40	Verizon Wireless	Telecommunications	BBB+	Baa1	180,147	2,446
	Other (approx 175 tenants)				11,649,134	78,385
					34,435,521	$270,974
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

Supplemental Information | Second Quarter 2014 | 23

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of June 30, 2014
($ in Thousands)

	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
Primary Tenant Industry Category	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,630,135	$35,082	41,329	$667	1,671,464	$35,749
Pharmaceutical and Healthcare Related	1,626,878	28,355	294,963	2,551	1,921,841	30,906
Consumer Products	5,187,474	18,958	3,329,572	10,257	8,517,046	29,215
Internet Retail	820,384	4,511	5,104,683	22,027	5,925,067	26,538
Defense and Aerospace	870,482	14,909	—	—	870,482	14,909
Logistics Distribution	875,809	3,484	2,576,592	10,081	3,452,401	13,565
Telecommunications	734,399	9,964	195,196	2,614	929,595	12,578
Insurance	711,176	10,474	26,563	331	737,739	10,805
Government	316,065	7,136	133,503	3,379	449,568	10,515
Education	399,921	7,702	105,848	1,656	505,769	9,358
Food Service and Retail	2,102,232	9,059	16,797	147	2,119,029	9,206
Business Services	1,314,548	7,336	130,366	1,654	1,444,914	8,990
Vehicle Related Manufacturing	1,066,913	5,931	320,463	1,879	1,387,376	7,810
Professional Services	297,745	6,296	67,073	928	364,818	7,224
Home Furnishings/Home Improvement	1,092,530	6,635	109,318	513	1,201,848	7,148
Software	200,605	5,842	15,424	247	216,029	6,089
Travel/Leisure	229,464	5,427	12,662	226	242,126	5,653
Other Manufacturing	748,535	2,868	152,667	2,590	901,202	5,458
Specialty Retail	719,740	4,602	35,454	495	755,194	5,097
Agriculture	227,103	4,588	6,315	66	233,418	4,654
Petroleum and Mining	173,879	3,137	73,183	933	247,062	4,070
Executive Office Suites	85,789	1,820	11,760	202	97,549	2,022
Apparel Retail	135,485	1,759	—	—	135,485	1,759
Utilities	108,499	1,656	—	—	108,499	1,656
Total	21,675,790	$207,531	12,759,731	$63,443	34,435,521	$270,974
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | Second Quarter 2014 | 24

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of June 30, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
Remaining 2014	9	765,941	3.0%	$2,701	2.5%	$3.53
2015	11	1,124,049	4.3%	5,267	4.8%	4.69
2016	6	725,483	2.8%	4,669	4.3%	6.44
2017	6	1,042,743	4.0%	4,829	4.4%	4.63
2018	5	2,479,130	9.6%	8,622	7.9%	3.48
2019	14	5,421,173	21.0%	21,898	20.0%	4.04
2020	5	1,421,519	5.5%	6,397	5.8%	4.50
2021	8	5,154,276	19.9%	19,416	17.7%	3.77
2022	3	1,654,371	6.4%	7,987	7.3%	4.83
2023	6	3,135,383	12.1%	12,734	11.6%	4.06
Thereafter	7	2,924,090	11.4%	14,890	13.7%	5.09
	80	25,848,158	100.0%	$109,410	100.0%	$4.23
Office Properties:
Remaining 2014	14	55,030	0.7%	$773	0.4%	$14.05
2015	19	191,525	2.3%	3,047	1.7%	15.91
2016	20	1,250,321	14.8%	29,143	16.3%	23.31
2017	21	646,723	7.7%	12,775	7.1%	19.75
2018	31	1,085,710	12.9%	20,504	11.5%	18.89
2019	13	868,651	10.3%	15,444	8.6%	17.78
2020	10	469,252	5.6%	12,397	6.9%	26.42
2021	12	1,370,895	16.2%	28,160	15.7%	20.54
2022	3	368,939	4.4%	6,913	3.9%	18.74
2023	9	872,853	10.3%	20,588	11.5%	23.59
Thereafter	14	1,263,064	14.8%	29,283	16.4%	23.18
	166	8,442,963	100.0%	$179,027	100.0%	$21.20
Retail Properties:
Remaining 2014	—	—	—%	$—	—%	$—
2015	1	—	—%	31	0.7%	—
2016	—	—	—%	—	—%	—
2017	—	—	—%	—	—%	—
2018	—	—	—%	—	—%	—
2019	—	—	—%	—	—%	—
2020	—	—	—%	—	—%	—
2021	—	—	—%	—	—%	—
2022	1	30,000	20.8%	847	20.1%	28.23
2023	1	10,000	6.9%	470	11.2%	47.05
Thereafter	1	104,400	72.3%	2,858	68.0%	27.37
	4	144,400	100.0%	$4,206	100.0%	$29.13

Supplemental Information | Second Quarter 2014 | 25

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations (continued)
As of June 30, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
Remaining 2014	23	820,971	2.4%	$3,474	1.2%	$4.23
2015	31	1,315,574	3.8%	8,345	2.9%	6.34
2016	26	1,975,804	5.7%	33,813	11.6%	17.11
2017	27	1,689,466	4.9%	17,604	6.0%	10.42
2018	36	3,564,840	10.4%	29,126	10.0%	8.17
2019	27	6,289,824	18.3%	37,341	12.8%	5.94
2020	15	1,890,771	5.5%	18,794	6.4%	9.94
2021	20	6,525,171	18.9%	47,576	16.3%	7.29
2022	7	2,053,310	6.0%	15,746	5.4%	7.67
2023	16	4,018,236	11.7%	33,793	11.5%	8.41
Thereafter	22	4,291,554	12.4%	47,031	15.9%	10.96
	250	34,435,521	100.0%	$292,643	100.0%	$8.50
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%.

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties (1)	Consolidated & Unconsolidated Properties (1)
Weighted Average Remaining Term (Years) (2):
Triple Net Single-Tenant Properties (3)	7.10	6.61	6.99
Multi-Tenant Properties	7.14	4.83	6.56
Other Single-Tenant Properties	4.86	5.50	4.92
Total Weighted Average Remaining Term (Years) (2)	6.91	6.19	6.75
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Second Quarter 2014 | 26

CHAMBERS STREET PROPERTIES
Percentage Leased
As of June 30, 2014

	Three Months Ended June 30, 2014
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties (1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	23,082,763	12,702,329	35,785,092
Leased Square Feet	21,741,371	12,641,749	34,383,120
Leased Percentage	94.2%	99.5%	96.1%
Activity During the Quarter
Leasing:
New Leases	422,093	2,799	424,892
Expirations and Terminations:
Expiring Square Footage	(165,746)	(11,250)	(176,996)
Contractions	(5,798)	—	(5,798)
Lease Terminations	(316,130)	—	(316,130)
Net Leasing Activity	(65,581)	(8,451)	(74,032)
Building Expansion:
Leased Prior to Acquisition of Property	—	126,433	126,433
Amounts at End of Period
Total Net Rentable Square Feet	23,082,763	12,828,762	35,911,525
Leased Square Feet	21,675,790	12,759,731	34,435,521
Leased Percentage	93.9%	99.5%	95.9%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | Second Quarter 2014 | 27

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
As of June 30, 2014
($ in Thousands)

		Prior Lease (1)		New Lease (1)
	Square Feet	Annualized Base Rent (2)		Annualized Base Rent (2)		Tenant Improve- ments & Leasing Commis- sions (4)
		Cash	GAAP (3)	Cash	GAAP (3)
Industrial Properties
Consolidated
Renewals	91,684	$284,446	$319,601	$224,482	$351,577	$27,673
New Tenants - Previously Leased Space (5)	417,185	1,240,251	1,232,996	1,641,600	1,648,371	917,256
Total Consolidated	508,869	1,524,697	1,552,597	1,866,082	1,999,948	944,929
Consolidated & Unconsolidated
Renewals	91,684	284,446	319,601	224,482	351,577	27,673
New Tenants - Previously Leased Space (5)	417,185	1,240,251	1,232,996	1,641,600	1,648,371	917,256
Total Consolidated & Unconsolidated	508,869	1,524,697	1,552,597	1,866,082	1,999,948	944,929
Office Properties
Consolidated
Renewals	113,825	1,678,930	1,738,551	1,628,945	2,000,501	1,088,512
New Tenants - Not Previously Leased Space (6)(7)	52,158	—	—	886,620	965,867	2,973,026
Total Consolidated	165,983	1,678,930	1,738,551	2,515,565	2,966,368	4,061,538
Unconsolidated
New Tenants - Not Previously Leased Space (6)	2,799	—	—	26,758	25,751	36,143
Consolidated & Unconsolidated
Renewals	113,825	1,678,930	1,738,551	1,628,945	2,000,501	1,088,512
New Tenants - Not Previously Leased Space (6)	54,957	—	—	913,378	991,618	3,009,169
Total Consolidated & Unconsolidated	168,782	1,678,930	1,738,551	2,542,323	2,992,119	4,097,681
Total Properties
Consolidated
Renewals	205,509	1,963,376	2,058,152	1,853,427	2,352,078	1,116,185
New Tenants - Previously Leased Space (5)	417,185	1,240,251	1,232,996	1,641,600	1,648,371	917,256
New Tenants - Not Previously Leased Space (6)(7)	52,158	—	—	886,620	965,867	2,973,026
Total Consolidated	674,852	3,203,627	3,291,148	4,381,647	4,966,316	5,006,467
Unconsolidated
New Tenants - Not Previously Leased Space (6)	2,799	—	—	26,758	25,751	36,143
Consolidated & Unconsolidated
Renewals	205,509	1,963,376	2,058,152	1,853,427	2,352,078	1,116,185
New Tenants - Previously Leased Space (5)	417,185	1,240,251	1,232,996	1,641,600	1,648,371	917,256
New Tenants - Not Previously Leased Space (6)	54,957	—	—	913,378	991,618	3,009,169
Total Consolidated & Unconsolidated	677,651	$3,203,627	$3,291,148	$4,408,405	$4,992,067	$5,042,610
__________

(1)	Prior lease amounts represent rents in place at the time of expiration or termination. New lease amounts represent rents in place at the time of lease commencement.

(2)	Annualized base rent amounts for unconsolidated properties are included at pro rata share.

(3)	GAAP amounts for prior leases include above/below market rents if applicable.

(4)	Includes tenant improvement costs and lease commissions incurred to execute the lease and not necessarily paid in the current quarter.

(5)	Represents leases signed to new tenants for space that was previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

(6)	Represents leases signed to new tenants for space that was not previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

(7)
Includes 47,250 square feet leased on future expansion of 22535 Colonial Parkway property, to be delivered in 2015 with a new 10 year term upon completion of the expansion. Total property (new and existing) will be 137,000 square feet.

Supplemental Information | Second Quarter 2014 | 28

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
As of June 30, 2014
($ in Thousands)

	Number of Outstanding Shares	Balance as of June 30, 2014	Percentage
Debt
Secured Notes Payable (1)		$638,028	18.4%
Pro Rata Share of Unconsolidated Debt		185,623	5.4%
Unsecured Term Loan Facilities		570,000	16.4%
Unsecured Revolving Credit Facility		170,044	4.9%
Total Debt		1,563,695	45.1%
Equity
Common Shares (2)	236,987,530	1,905,380	54.9%
Total Market Capitalization		$3,469,075	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $8.04 as of June 30, 2014.

Debt Maturities

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total
Remaining 2014	$7,957	$35,413	$43,370	$582	$—	$582	$8,539	$35,413	$43,952
2015	16,028	132,448	148,476	1,210	—	1,210	17,238	132,448	149,686
2016	12,838	121,341	134,179	1,272	—	1,272	14,110	121,341	135,451
2017	12,028	34,327	46,355	1,338	68,848	70,186	13,366	103,175	116,541
2018	10,127	431,986	442,113	1,408	—	1,408	11,535	431,986	443,521
2019	7,447	300,786	308,233	1,481	—	1,481	8,928	300,786	309,714
2020	5,962	50,000	55,962	1,558	53,534	55,092	7,520	103,534	111,054
2021	3,742	190,448	194,190	1,172	53,220	54,392	4,914	243,668	248,582
2022	1,870	—	1,870	—	—	—	1,870	—	1,870
2023	1,987	—	1,987	—	—	—	1,987	—	1,987
Thereafter	1,337	—	1,337	—	—	—	1,337	—	1,337
Total	$81,323	$1,296,749	$1,378,072	$10,021	$175,602	$185,623	$91,344	$1,472,351	$1,563,695
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of June 30, 2014. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Supplemental Information | Second Quarter 2014 | 29

CHAMBERS STREET PROPERTIES
Debt Composition
As of June 30, 2014
($ in Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$81,323	$1,126,705	$1,208,028	$10,021	$175,602	$185,623	$91,344	$1,302,307	$1,393,651
Floating Interest Rate Debt	—	170,044	170,044	—	—	—	—	170,044	170,044
Total	$81,323	$1,296,749	$1,378,072	$10,021	$175,602	$185,623	$91,344	$1,472,351	$1,563,695
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			4.58			5.56			4.71
Floating Interest Rate Debt			3.54			N/A			3.54
Total			4.57			5.56			4.69
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.24%			3.48%			4.14%
Floating Interest Rate Debt			1.45%			N/A			1.45%
Total			3.90%			3.48%			3.85%
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of June 30, 2014. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	43	$1,275,155	$638,028	14	$372,506	$185,623	57	$1,647,661	$823,651
Unencumbered Properties	57	1,350,239	—	15	362,050	—	72	1,712,289	—
Total Properties	100	$2,625,394	$638,028	29	$734,556	$185,623	129	$3,359,950	$823,651
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Second Quarter 2014 | 30

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of June 30, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

Maskew Retail Park - Swapped to Fixed	5.68%	5.68%	8/10/2014	$23,909
12650 Ingenuity Drive	5.62%	7.50%	10/1/2014	11,617
Bolingbrook Point III	5.26%	5.26%	1/1/2015	7,900
One Wayside Road	5.66%	5.25%	8/1/2015	13,148
One Wayside Road	5.92%	5.25%	8/1/2015	11,013
Lakeside Office Center	6.03%	6.03%	9/1/2015	8,681
Deerfield Commons I	5.23%	5.23%	12/1/2015	9,210
Celebration Office Center III	4.25%	2.50%	12/1/2015	8,908
22535 Colonial Pkwy	4.25%	2.50%	12/1/2015	7,971
Northpoint III	4.25%	2.50%	12/1/2015	10,316
Goodyear Crossing II	4.25%	2.50%	12/1/2015	19,692
3900 North Paramount Parkway	4.25%	2.50%	12/1/2015	7,736
3900 South Paramount Parkway	4.25%	2.50%	12/1/2015	7,736
1400 Perimeter Park Drive	4.25%	2.50%	12/1/2015	2,344
Miramar I	4.25%	2.50%	12/1/2015	9,191
Miramar II	4.25%	2.50%	12/1/2015	12,378
70 Hudson Street	5.65%	5.15%	4/11/2016	115,109
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	10,879
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,256
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,256
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	10,057
1985 International Way	4.45%	4.45%	3/1/2018	6,988
3770 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,224
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,344
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,327
Atrium I - Swapped to Fixed	3.78%	3.78%	5/31/2018	22,048
McAuley Place	3.98%	3.50%	9/1/2018	13,049
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,373
90 Hudson Street	5.66%	5.26%	5/1/2019	104,126
Fairforest Building 6	5.42%	6.50%	6/1/2019	1,921
North Rhett I	5.65%	6.50%	8/1/2019	2,185
Kings Mountain II	5.47%	6.50%	1/1/2020	3,759
North Rhett II	5.20%	6.50%	10/1/2020	1,528
Mount Holly Building	5.20%	6.50%	10/1/2020	1,528
Orangeburg Park Building	5.20%	6.50%	10/1/2020	1,554
Kings Mountain I	5.27%	6.50%	10/1/2020	1,324
Ten Parkway North	4.75%	4.75%	1/1/2021	11,625
Union Cross Building II	5.53%	6.50%	6/1/2021	6,118
Union Cross Building I	5.50%	6.50%	7/1/2021	2,009
Norman Pointe I	5.24%	3.50%	10/1/2021	20,347
Norman Pointe II	5.24%	3.50%	10/1/2021	22,401
The Landings I	5.24%	3.50%	10/1/2021	15,313
The Landings II	5.24%	3.50%	10/1/2021	13,506
Fairforest Building 5	6.33%	6.50%	2/1/2024	7,982
North Rhett IV	5.80%	6.50%	2/1/2025	8,142
Total Secured Notes Payable				638,028
Plus Premium				15,204
Less Discount				(1,066)
Total Secured Notes Payable, Net				$652,166
Unsecured Term Loans				$570,000
Revolving Credit Facility				$170,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

Supplemental Information | Second Quarter 2014 | 31

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of June 30, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$34,068
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	34,780
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	12,926
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	12,400
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	28,208
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,518
Sam Houston Crossing I	4.42%	4.42%	9/1/2021	8,388
West Lake at Conway	5.00%	5.00%	9/1/2021	7,338
Regency Creek I	5.24%	5.24%	10/1/2021	8,646
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	35,351
Total Unconsolidated Debt				$185,623
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | Second Quarter 2014 | 32

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of June 30, 2014, or (ii) for any lease still in an initial free or reduced rent period as of June 30, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income ("NOI") is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income, tenant reimbursements and other property income less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. We believe that NOI provides an accurate measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. However, NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
EBITDA
We define Adjusted EBITDA as net income (loss) computed in accordance with GAAP plus depreciation, amortization, taxes, interest expense and net change in fair value of non-qualifying derivative financial instruments, gain on conversion of equity interest to controlling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures.
EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Funds from Operations
The National Association of Real Estate Investment Trusts ("NAREIT") created Funds from Operations ("FFO") as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many

Supplemental Information | Second Quarter 2014 | 33

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds from Operations
Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT's definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations ("Core FFO") as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.
We believe that Core FFO is a useful measure of management's decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified "Dutch Auction" tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.

Supplemental Information | Second Quarter 2014 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

We calculate Adjusted Funds from Operations ("AFFO") as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Second Quarter 2014 | 35

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income (Loss) to Consolidated Net Operating Income (NOI)
As of June 30, 2014
(In Thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net Income (Loss)	$5,153	$(3,640)	$8,472	$78,450
General and Administrative	5,953	7,234	12,817	12,194
Investment Management Fee	—	(11)	—	489
Acquisition-related Expenses	—	162	290	2,003
Depreciation and Amortization	27,126	26,770	54,364	48,773
Transition and Listing Expenses	—	11,199	—	11,234
Total Expenses	33,079	45,354	67,471	74,693
Interest and Other Income	(151)	(248)	(318)	(426)
Interest Expense	13,907	10,482	27,968	19,786
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	14	(1,679)	(12)	(419)
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	32	—	(77,203)
Provision for Income Taxes	381	151	439	220
Equity in Income of Unconsolidated Entities	(4,612)	(2,575)	(7,438)	(6,939)
Net Operating Income - GAAP Basis	$47,771	$47,877	$96,582	$88,162
Straight-line Rent Adjustment, Net	(1,253)	(2,621)	(2,545)	(4,531)
Above/Below Market Lease Amortization, Net	1,401	1,699	2,883	3,072
Net Operating Income - Cash Basis	$47,919	$46,955	$96,920	$86,703

Supplemental Information | Second Quarter 2014 | 36

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income (Loss) to Adjusted EBITDA
As of June 30, 2014
(In Thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net Income (Loss)	$5,153	$(3,640)	$8,472	$78,450
Interest Expense and Net Change in Fair Value of Derivative Financial Instruments (including discontinued operations)	13,921	8,803	27,956	19,367
Pro Rata Share of Interest Expense from Unconsolidated Entities	1,760	3,596	3,498	7,192
Depreciation and Amortization (including discontinued operations)	27,126	26,770	54,364	48,773
Pro Rata Share of Depreciation and Amortization from Unconsolidated Entities	8,238	8,396	17,009	18,546
Provision for Income Taxes	381	151	439	220
EBITDA	$56,579	$44,076	$111,738	$172,548
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	—	32	—	(77,203)
Adjusted EBITDA	$56,579	$44,108	$111,738	$95,345

Supplemental Information | Second Quarter 2014 | 37

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com